UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2022 (December 8, 2022)

Humana Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-5975	61-0647538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 West Main Street, Louisville, Kentucky 40202
(Address of principal executive offices, including zip code)

(502) 580-1000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	HUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 8, 2022, as a result of the adoption by the Securities and Exchange Commission of new Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the use of a universal proxy card in connection with the election of directors, the Board of Directors (the “Board”) of Humana Inc. (the “Company”) amended and restated further the Company’s Amended and Restated By-laws (the “Restated By-laws”), effective December 8, 2022. The Restated By-laws amend Sections 1.09 and 1.10 of Article I to address matters relating to the requirements of Rule 14a-19 and also change the "advance notice window" for stockholders to submit director nominations (other than pursuant to the Company’s proxy access bylaw) and proposals (other than proposals submitted pursuant to Rule 14a-8 under the Exchange Act) to be voted on by stockholders at an annual meeting of stockholders to the period beginning 120 days and ending 90 days before the anniversary of the Company's prior year’s annual meeting of stockholders (subject to adjustment in connection with any annual meeting to be held more than 30 days before, or more than 60 days after, the anniversary of the prior year’s annual meeting) and make other ministerial changes related to the procedures for nominations of persons for election to the Board.

In light of the above-described amendments to the Restated By-laws, the “advance notice window” for the 2023 annual meeting will be between December 22, 2022 and January 21, 2023.

The foregoing description is qualified in its entirety by reference to the full text of the Restated By-laws, a copy of which is attached hereto as Exhibit 3(b) and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
3(b)	Humana Inc. Amended and Restated By-laws, effective as of December 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ John-Paul W. Felter
John-Paul W. Felter
Senior Vice President, Chief Accounting Officer & Controller
(Principal Accounting Officer)
Dated: December 8, 2022